UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Petroteq Energy Inc. (the "Company") has effected the following offers and sales of unregistered securities:

1. On August 30, 2021, the Company issued 4,545,454 common shares at a deemed issue price of $0.055 per share to an arm's length institutional lender upon conversion of $250,000 of principal outstanding under a convertible note in the original principal amount of $300,000, issued on September 30, 2020 and due December 30, 2021.  The common shares were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act, provided by section 3(a)(9) thereof.

2. On August 30, 2021, the Company issued 5,263,157 common shares at a deemed issue price of $0.0475 per share to an arm's length institutional lender upon conversion of $250,000 of principal outstanding under a convertible note in the original principal amount of $300,000, issued on July 19, 2019 and due October 19, 2021.  The common shares were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

3. On September 21, 2021, the Company issued 29,166,667 common shares at a deemed issue price of $0.048 per share to an arm's length institutional lender upon conversion of $1,400,000 of principal outstanding under an amended senior secured convertible debenture in the original principal amount of $2,400,000, issued on January 15, 2019 and due on September 30, 2021.  The common shares were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

4. On November 10, 2021, the Company issued 11,727,273 common shares at a deemed issue price of $0.055 per share to an arm's length institutional lender upon conversion of $645,000 of principal outstanding under an amended senior secured convertible debenture in the original principal amount of $3,300,000, assigned to the lender on September 1, 2021 and due on October 31, 2021.  The common shares were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

5. On November 10, 2021, the Company issued 41,000,000 common shares at a deemed issue price of $0.055 per share to an offshore arm's length institutional lender upon conversion of $2,255,000 of principal outstanding under a convertible note in the principal amount of $2,255,000 (and originally forming part of the debt represented by the amended senior secured convertible debenture referred to in paragraph 4 above), assigned to the lender on October 21, 2021 and due on September 30, 2021.  The common shares were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

All securities referred to herein have been or will be issued as "restricted securities" as defined in Rule 144 under the U.S. Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: November 18, 2021	By:	/s/ R.G. Bailey
Dr. R. Gerald Bailey
Chief Executive Officer